Exhibit 99.1

A vertically integrated global leader in the manufacturing of all natural stevia products, natural veterinary products and essential traditional Chinese medicines October 2008 www.sunwininternational.com www.onlysweet.com

Legal Statement In connection with the safe harbor provisions of the Private
Securities Litigation Reform Act of 1995, Sunwin International Neutraceuticals,
Inc., is hereby providing cautionary statements identifying important factors that could cause our actual results to differ materially from those projected in forward-looking statements (as defined in such act). Any statements that are not historical facts and that express, or involve discussions as to, expectations, beliefs, plans, objectives, assumptions or future events or performance (often, but not always, indicated through the use of words or phrases such as "will likely result," "are expected to," "will continue," "is anticipated,"
"estimated," "intends," "plans," "believes" and "projects") may be forward-looking and may involve estimates and uncertainties which could cause actual results to differ materially from those expressed in the forward-looking statements. These statements include, but are not limited to, our expectations regarding new markets for stevia, , our guidance and expectations regarding revenues, net income and earnings. In addition, any such statements are qualified in their entirety by reference to, and are accompanied by, the following key factors that have a direct bearing on our results of operations:
the business operating risks and new and competing sugar substitutes. We caution that the factors described herein could cause actual results to differ materially from those expressed in any forward-looking statements we make and that investors should not place undue reliance on any such forward-looking statements. Further, any forward-looking statement speaks only as of the date on which such statement is made, and we undertake no obligation to update any forward-looking statement to reflect events or circumstances after the date on which such statement is made or to reflect the occurrence of anticipated or unanticipated events or circumstances. New factors emerge from time to time, and it is not possible for us to predict all of such factors. Further, we cannot assess the impact of each such factor on our results of operations or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements. This presentation is qualified in its entirety by the cautionary statements and risk factor disclosure contained in our Securities and Exchange Commission filings, including our Annual Report on Form 10-K for the year ended April 30, 2008 and our reports on Form 10-Q.

Corporate Overview Sunwin International Neutraceuticals, Inc. Public since 2004 as SUWN Fiscal year ends April 30th New "Medical Grade" production facilities
Located in Qufu, China Strong Corporate Position Strong Balance Sheet: $7.7
million in cash No ownership by Chinese government or banks Profitable, positive cash flow Book value of $.36 per share

Diverse Revenues Stevioside - All natural zero calorie sweetener and dietary supplement approximately 300 times sweeter than sugar - One of the largest global wholesale sellers - Production capacity is 500+ metric tons annually
Veterinary Medicine - Medicines for the animal stock industry in the PRC -
Special veterinary medicines made from pure traditional Chinese medicines or combining with Western medicine Traditional Chinese Medicine Formula Extracts -
More than 120 traditional Chinese medicine extracts - Sold on a wholesale basis to domestic traditional Chinese manufacturers and animal pharmaceutical manufacturers

Global Sales 100% industrial sales in bulk Sales executed by independent stevia distribution agents Diverse global channels US acceptance accelerating Markets
2008 2007 Japan 45% 50% China 30% 30% USA 15% 10% Europe 10% 10%

Proven Growth Fiscal Year Ended April 30 Q1 YTD 2009 2008 2007 Year Change
Revenue $ 6,227,872 $ 22,932,222 $ 15,243,568 50.44% Gross Profit $ 1,510,205 $
6,085,543 $ 3,723,245 63.45% Net Income $ 297,634 $ 2,579 $ (578,543) N/A EPS $
- $ - $ (0.01) N/A Cash $ 7,660,694 $ 6,811,136 $ 6,687,222 1.85% Total Assets $
31,021,386 $ 30,097,887 $ 26,319,368 14.36% o Company cash position increased
$850,000 in Q1 2009 despite the effect of the Olympics o Fiscal Q1 2009 shows
50% year-over-year revenue growth

The "Holy Grail" of Sweeteners o Zero calorie, all natural sweetener o Rapid growth in global acceptance o US beverage makers investigating stevia use o Can be heated for cooking and baking o Flavor technology blending advancements o
Appeals to consumer trends and needs o Cost effective sugar substitute

Vertical Supply Chain Plant Locations 6 Shengwang Ave, Qufu, Shandong Province
Processing Space: 32,300 sq. ft. Warehousing Space: 43,100 sq. ft. 6 Youpend
Road, Qufu, Shandong Province Processing Space: 32,300 sq. ft. 380+ Employees
Production R&D Sales and Marketing Management and Administration

Medical Grade Facilities New plant constructed in 2006 Designed and built specifically for production of high grade stevia Certified "medical grade"
facilities Older plant is specifically used for lower grade stevia extracts Land available for rapid expansion

Control from Plant to Market Growers are contracted with Sunwin o No advance payments to growers Leaf stock is stored in Sunwin warehouses Ethanol extraction
(recycled) Mechanical nano filter purification All facility water is purified on site Chinese patent application pending for Sunwin Reb A crystallization process

Capacity and Supply Chain Work Process at Plants Warehouse leaves Leaf analysis
Grinding of leaves Extraction process Lab testing and analysis of initial extraction - Purification process - Lab testing and analysis of refined stevia extracts - Bulk stevia extract packaging in "Clean Room" - Shipping of stevia extract

Bulk Production Capacity Significant owned production growth Trend toward high-value premium grades Able to meet major partner demand on approval Capacity in metric tons 2009 est. 2008 2007 Approx. Price/ton Reb A 10 200 200 200
$28,000 Reb A 40 150 100 100 $48,000 Reb A 60 150 100 100 $75,000 Reb A 80 100
100 $130,000 Reb A 95 100 50 $260,000 TOTAL 700 550 400

US Sweetener Market Sugar Substitute Market $1.24 Billion Business Retail Table
Top Market $417 Million Food service segment and ingredient sales of approximately $823 million Significant opportunity in US food and beverage middle market for a proprietary menu of stevia options and grades

Sunwin USA Subsidiary 100% wholly owned US subsidiary of Sunwin International
Neutraceuticals Makers of OnlySweet(TM) Responsible for bulk stevia sales in
North America, Central America, South America and Europe Creation of business development with CPG Companies for ingredient sales

Shift in Consumer Trends Consumers more focused on nutrition Zero-calorie products continue to grow All-natural products continue to grow Concerns over chemical sweeteners - Saccharin - links to cancer and poor taste - Aspartame -
links to migraines, stomach issues and other ailments - Sucralose - chlorinated sugar, questions about long-term health effects

US Sweetener Market COMPANY McNEIL NUTRITIONALS CUMBERLAND PACKING Corp.
MERISANT Co. SALES DOLLARS* $226 Million $48 Million $44 Million SHARE AT RETAIL
70% 13% 12% CHANGE IN SHARE -1.9% -6.3% -12.0% TASTE PROFILE Sucralose Based
Medium-Sweet Saccharin Based Very-Sweet Aspartame Based Lightly-Sweet The
consumer shift away from chemical sugar substitutes favors stevia *Sales figures are for packets and exclude sales at Wal*Mart, club stores and convenience stores. Sources: TNS Media Intelligence, Information Resources, Inc., Ad Age
Research

Awareness Driving Shift o Obesity o Diabetes o Reduction in long term health costs o Trend toward "healthier lifestyles" o Focus on living longer o Natural products growing in demand

Stevia FDA Status o Currently a "Dietary Supplement" o Coke/Cargill working toward FDA Approval o Sweet Leaf (Wisdom Natural Brands) announced "Self
Affirmed GRAS Status" on June 2, 2008 o Sunwin USA working toward GRAS Status
(Self Affirmed or Letter of Acceptance)

Australia Affirms Stevia Use o FSANZ affirms stevia as a full sugar substitute after 10 years of review and data o Expected to replace chemical sweeteners o 1L of Soda with sugar = 1700+kJ vs 7kJ with stevia sweetener o Targets stevia as a significant tool against obesity and Type II Diabetes o Affirmed as completely safe based on hundreds of studies including 35 years of use in Japan with no adverse effects

Growth Plans o Sunwin is expanding total global stevia manufacturing capacity and sales o Continue vertical integration opportunities in all markets o
Expanding US presence by seeking both FDA clearance and entry to the wholesale food market o Growing global market opportunity for which Sunwin is one of the largest global mfrs.

Recent Acquisitions o 60% Interest in Qufu Shengwang Stevia Biology and Science
Company o Animal feed and organic fertilizer production from the residue of stevia stock leaves o Low cost production, high nutrient value for soil; higher fructose levels for animal feed o "Make Good" agreement establishes a $5 million net income target over 36 months o $15 million sales; 20-30% net margin est.

Corporate Outlook o Fiscal 2009 Revenue accelerating o Positive EPS and cash flow o Recent acquisitions contribute revenue and profit o Vertical integration to enhance profitability o Maintain flat COGS levels o Generate growth capital internally o Invest in US/FDA approval and expansion

Q1 Income Statement For the three months ended July 31 2008 2007 Net Revenues
$6,227,872 $4,217,237 Cost of Sales 4,717,667 2,874,122 Gross Profit 1,510,205
1,343,115
OPERATING EXPENSES: Stock-based consulting expenses 123,748 123,748 Selling expenses 459,336 576,960 General and administrative expenses 568,168 359,232
Total operating expenses 1,151,252 1,059,940 Income from Operations 358,953
283,175 Other Income 12,851 25,463 Income Taxes (74,170) - Net Income 297,634
308,638 Unrealized foreign currency translation 1,185,202 410,856 Comprehensive
Income $1,482,836 $719,494 Net income per common share - diluted $0.00 $0.00
Weighted Common Shares Outstanding - diluted 87,006,936 88,517,684

Balance Sheet ASSETS July 31, 2008 April 30, 2008 CURRENT ASSETS: Cash
$7,660,694 $6,811,136 Accounts receivable, net 3,808,388 4,163,839 Inventories, net 5,013,694 4,707,043 Other current assets 349,802 264,576 Total current assets 16,832,578 15,946,594 Property and Equipment net 14,188,808 14,151,293
Total assets $31,021,386 $30,097,887 LIABILITIES CURRENT LIABILITIES: Accounts
payable and accrued expenses $2,757,071 $2,649,817 Advances from customers 5,108
12,726 Note payable 100,000 - Taxes payable 85,604 401,808 Due to related parties 431,477 431,443 Total current liabilities 3,379,260 3,495,794 Other
Payables 157,747 154,207 Total liabilities 3,537,007 3,650,001

Thank You Contacts Sunwin USA Jeff Reynolds 972-377-2339 jreynolds@sunwinusa.com
Magnolia IR Matt Kreps 469-362-5960 matt@magnoliair.com Appendix o What is stevia? o Refining process o Enhancing profitability

What is Stevia o It is an herb, stevia rebaudiana o Originally from Paraguay o
Now grown in Japan, Korea, China, and Brazil o 80% of Worldwide production done in China o 300 times the sweetness of sugar

Refinement

Enhancing Profitability o Flavoring technology o Production cost savings o New product innovation o Blending and packaging capabilities o Growth in customer portfolio o Vertical integration o Monetize waste through new products o
Targeted acquisitions